Exhibit (10)(ss)
Execution Copy
AMENDMENT NO. 4
TO
RECEIVABLES SALE AGREEMENT
     THIS AMENDMENT NO. 4 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) dated as of February 12, 2010, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Buyer”) and CONSUMERS ENERGY COMPANY (“Originator”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Sale Agreement” referred to below.
PRELIMINARY STATEMENTS
     A. Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 between Buyer and Originator (as amended prior to the date hereof, as amended hereby and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).
     B. The parties hereto have agreed to amend certain provisions of the Receivables Sale Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 2 hereof, the parties hereto hereby agree to amend the Receivables Sale Agreement as follows:
     (a) Exhibit I to the Receivables Sale Agreement is hereby amended to delete the definition “Receivable” and replace it with the following:
     “Receivable” means all indebtedness and other obligations owed to Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which Originator or Buyer has a security interest or other interest including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods, electricity or gas or the rendering of services by Originator, and which is identified on the books and records of the Originator (including its accounting system) with the account code “Account 1460000 Customer Receivables” or “Account 1460201 - A/R Other” (or, in each case, any subsequent or replacement account code used to identify similar indebtedness or other similar obligations owed to Originator), and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a

Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation. Notwithstanding the foregoing, “Receivable” does not include (i) Transferred Securitization Property or (ii) the books and records relating solely to the Transferred Securitization Property; provided that the determination of what constitutes collections of the Securitization Charges in respect of Transferred Securitization Property shall be made in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement.
(b)	Exhibit III to the Receivables Sale Agreement is hereby replaced in its entirety with the Exhibit III attached hereto.
     SECTION 2. Representations and Warranties. The Originator hereby represents and warrants to Buyer and its assigns that:
      (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
(c)	on the date hereof, before and after giving effect to this Amendment, no Termination Event or Potential Termination Event has occurred and is continuing.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which Buyer and the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Sale Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
(c)	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or its assigns under the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Buyer and its assigns hereby expressly reserve all of their rights with respect to the occurrence of other Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Remainder of Page Deliberately Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer
Signature Page to Amendment No. 4 to RSA

Consented to by: FALCON ASSET SECURITIZATION COMPANY LCC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President
Signature Page to Amendment No. 4 to RSA

EXHIBIT III
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES
JP Morgan Chase Bank
717 Travis, TX2-S084
Houston, TX 77002
Contact: Nina Lacy
Phone: 713-216-2227
Collection Account: 1242263
Comerica Bank
500 Woodward Avenue, 9th Floor, MC3268
Detroit, MI 48226
Contact: Stacie McVeigh
Phone: 313-222-4515
Collection Account: 1076119914
Bank of America
540 W Madison St, Suite 1622
Chicago, IL 60661
Contact: Gabrielle Serrao
Phone: 800-699-7188 ext. 49452
Specified Accounts: 4825285820
Collection Account: 1054516142
Wachovia Bank
10401 Deerwood Park Blvd — FL0117
South Building, 3rd Floor
Jacksonville, FL 32256
Contact: Carol Grant
Phone: 800-590-7868 team 662 ext. 4
Collection Account: 2000032635920
Lock-Box Zip Code:
Lansing, MI 48937-0001